                                                                  Exhibit 10.21

                           OMNIBUS OPTION AGREEMENT
                                    (Cash)

                                 BY AND AMONG

           AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.

                                    AND THE

                             GRANTORS NAMED BELOW

                              SABANA GRANDE S.A.,

                         S&B TECHNICAL PRODUCTS, INC.,

                          AJG FAMILY PARTNERS, LTD.,

                         RICHARD A. & BARBARA A. HESS,

           ALEX BROWN & SONS INC., CUST FBO JIM SALE, IRA #223-24085

                              HERVEY A. FELDMAN,

                                MARTIN L. PRICE

                             SCHRADER FAMILY TRUST

                                      AND

                                 PIN N. HWANG

                          Dated as of April 26, 1996



* THIS AGREEMENT HAS BEEN AMENDED IN ACCORDANCE WITH SECTION 6.1 BY ADDING AJG FAMILY PARTNERS, LTD., RICHARD A. & BARBARA A. HESS, ALEX BROWN & SONS INC. CUST. FBO JIM SALE, IRA #223-24085-18, HERVEY A. FELDMAN, MARTIN L. PRICE AND PIN N. HWANG AS PARTIES HERETO AND CONFORMING EXHIBIT A AND EXHIBIT B IN CONNECTION WITH SUCH ADDITION.

                               TABLE OF CONTENTS

                                                                           PAGE
ARTICLE I:     THE OPTION...................................................  1
     1.1       Grant of Option..............................................  1
     1.2       Term and Exercise of Option..................................  1
     1.3       Acquisition Consideration....................................  2
     1.4       Adjustments to Acquisition Consideration.....................  2

ARTICLE II:    CLOSING PROCEDURES...........................................  2
     2.1       Purchase of Property Interests...............................  2
     2.2       Closing; Conditions to Obligations...........................  2
     2.3       Documents to Be Delivered at the Closing.....................  3
     2.4       Cessation of Public Offering.................................  4
     2.5       Closing Costs................................................  5
     2.6       Default......................................................  5
     2.7       Further Assurances...........................................  5

ARTICLE III:   REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTORS........  5
     3.1       Title to Interests...........................................  5
     3.2       Organization; Authority; No Conflicts........................  6
     3.3       Litigation...................................................  6
     3.4       No Other Agreements..........................................  6
     3.5       No Brokers...................................................  7
     3.6       Covenant to Remedy Breaches..................................  7

ARTICLE IV:    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPERATING
               PARTNERSHIP..................................................  7
     4.1       Authority....................................................  7
     4.2       No Brokers...................................................  7
     4.3       Exercise of Options..........................................  7

ARTICLE V:     POWER OF ATTORNEY............................................  8
     5.1       Grant of Power of Attorney...................................  8
     5.2       Limitation on Liability......................................  9
     5.3       Ratification; Third Party Reliance...........................  9

ARTICLE VI:    MISCELLANEOUS................................................  9
     6.1       Amendment....................................................  9
     6.2       Entire Agreement; Counterparts; Applicable Law...............  9
     6.3       Assignability................................................  9
     6.4       Titles.......................................................  9
     6.5       Third Party Beneficiary...................................... 10
     6.6       Severability................................................. 10
     6.7       Equitable Remedies........................................... 10
     6.8       Notices; Exercise of Option.................................. 10
     6.9       Waiver of Rights; Consents with Respect to Partnership
               Interests.................................................... 10
     6.10      Confidentiality.............................................. 12
     6.11      Computation of Time.......................................... 12
     6.12      Survival..................................................... 12
     6.13      Time of the Essence.......................................... 12

Exhibits

A.  Grantors
B.  Partnerships & Interests
C.  Adjustment Provisions


The exhibits and/or schedules of Exhibit 10.21, set forth herein have not been included as exhibits to the Registration Statement. The Registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit upon request.

                           OMNIBUS OPTION AGREEMENT
                           ------------------------

          This Omnibus Option Agreement (this "AGREEMENT") dated as of the 26th day of April, 1996 by and among AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and the Grantors listed on Exhibit A attached hereto (each, a "GRANTOR" and, collectively, the "GRANTORS").


                               R E C I T A L S:
                               - - - - - - - -


          A. Each Grantor owns interests in one or more partnerships as described on Exhibit B (the "PARTNERSHIPS").

          B. The Operating Partnership desires to purchase for cash from each Grantor, and each Grantor desires to grant to the Operating Partnership, an option to acquire on the terms and conditions set forth herein, all interests owned by such Grantor and set forth on Exhibit B and any other direct or indirect interests such Grantor may have, whether now owned or hereinafter acquired, in the Partnerships and/or in the properties set forth opposite each such Partnership's name on Exhibit B. (Each such property and all personal property related thereto or to the operation thereof is hereinafter referred to as such Partnership's "PROPERTY," and all of such direct or indirect interests of a Grantor in such Partnership or Property, including, without limitation, the interests shown on Exhibit B, are referred to collectively as such Grantor's "PROPERTY INTERESTS").

          C. The Operating Partnership desires to acquire the Property Interests in connection with (i) the formation of American General Hospitality Corporation, a Maryland corporation, which intends to qualify as a real estate investment trust (the "COMPANY") and which is (or through its wholly owned subsidiaries) the sole general partner as well as a limited partner of the Operating Partnership, and (ii) the proposed initial public offering ("IPO") of shares of the Company's common stock, $.01 par value ("COMMON STOCK").

          NOW, THEREFORE, in consideration of ten dollars ($10.00) paid by the Operating Partnership to each Grantor, the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and Grantors agree as follows:


          ARTICLE I: THE OPTION
                     ----------

          1.1  Grant of Option.  Each Grantor hereby irrevocably grants to the
               ---------------
Operating Partnership the right and option (each, an "OPTION") to purchase for cash all such Grantor's right, title and interest in such Grantor's Property Interests on the terms and conditions set forth herein.

          1.2  Term and Exercise of Option.  Each Option may be exercised by the
               ---------------------------
Operating Partnership at any time from and after the date hereof through 5:00 p.m. on the earlier of (i) October 31, 1996 or (ii) the Cessation Date (as such term is defined in Section 2.4) (the earlier of such dates, the "OPTION TERMINATION DATE"); provided, that if on the Option Termination Date the Operating Partnership or the Grantor of such Option is prohibited by applicable law, or the Operating Partnership or such Grantor is subject to a stay, order, injunction, or similar limitation or any pending or threatened action or proceeding to enjoin, restrain, prohibit or assess substantial damages in respect of the exercise by the Operating Partnership of such Option, then such Option may be exercised by the Operating Partnership during the 10 business day period commencing on the first business day following the removal of each such prohibition, stay, order, injunction, action, proceeding or similar limitation in effect at that time. Subject to the foregoing, if the Operating Partnership does not exercise an Option by the Option

Termination Date, such Option shall be deemed terminated and shall be of no further force or effect and the Grantor of such Option shall have no further obligations hereunder.

          1.3  Acquisition Consideration.  The cash consideration (the
               -------------------------
"ACQUISITION CONSIDERATION") to be received by each Grantor in respect of the Operating Partnership's purchase of each Grantor's Property Interests shall be the amount which is equal to the product of the respective Grantor's applicable Property Interest as set forth on Exhibit B, multiplied by $1,949,270. Acquisition Consideration shall be adjusted as set forth in Section 1.4 below. The Acquisition Consideration will be allocated 95% to buildings, fixtures and other improvements and 5% to personal property.

          1.4  Adjustments to Acquisition Consideration.  At Closing, with
               ----------------------------------------
respect to each Grantor and each Partnership, items of revenue and expense shall be prorated as of 12:01 A.M. on the Closing Date for each Partnership in accordance with provisions substantially in the form on Exhibit C attached hereto. For purposes of this Section 1.4 and Exhibit C, each Grantor shall be considered a "Seller" within the meaning of the provisions of Exhibit C and agrees to be bound by Exhibit C and fulfill all obligations thereunder, including the obligation to make payments prescribed thereunder, if any.

          ARTICLE II:  CLOSING PROCEDURES
                       ------------------

          2.1  Purchase of Property Interests.  Upon the Operating Partnership's
               ------------------------------
exercise of an Option, the Grantor of such Option shall, in accordance with
Section 2.2 hereof, transfer, assign, and convey to the Operating Partnership and the Operating Partnership shall purchase from such Grantor, all right, title and interest in such Grantor's Property Interests, free and clear of all Encumbrances in exchange for such Grantor's Acquisition Consideration.

          2.2  Closing; Conditions to Obligations.
               ----------------------------------

          (a) The Operating Partnership shall exercise each Option by delivering to the Grantor of such Option a notice (the "OPTION NOTICE"), which notice shall state the date (the "CLOSING DATE") of the closing of the transactions contemplated by Section 2.1 (the "CLOSING"), which date shall be no more than 30 days following the date of such Option Notice. The Closing shall be held within such 30 day period at the offices of Battle Fowler, LLP, 75 East 55th Street, New York, New York or at such other place to be determined by the Operating Partnership in its sole discretion. Following delivery of an Option Notice, the Operating Partnership and Grantor will at or prior to the Closing execute and deliver all closing documents (the "CLOSING DOCUMENTS") required by the Operating Partnership pursuant to Section 2.3 and, pending the Closing, deposit such Closing Documents in escrow with Battle Fowler, LLP, as escrow agent of the Operating Partnership (the "ESCROW AGENT").

          (b) The Closing will occur simultaneously with the closing of the IPO (the "IPO CLOSING"); provided, that the IPO Closing shall be deemed to have occurred only if that portion of the net proceeds from the IPO which is to be contributed to the Operating Partnership by the Company is sufficient, as determined by the Operating Partnership in its reasonable discretion, to enable the Operating Partnership (i) to purchase all the Property Interests of each Grantor, and (ii) to apply such portion of the net proceeds to acquire such other properties or interests, to repay principal, interest and other amounts due with respect to indebtedness and to meet such other obligations as may be described in the Registration Statement on Form S-11 prepared and filed in connection with the IPO, as the same shall be in effect on the day of the IPO Closing.

          (c)  The following deliveries shall be made at the Closing:

                    (i) the Operating Partnership shall cause to be delivered to the Escrow Agent, with respect to each Grantor whose Option has been exercised, the Acquisition Consideration in immediately available funds by check or wire transfer; and

                    (ii) upon receipt of the consideration set forth in clause (i) above, the Escrow Agent will release the Closing Documents to the Operating Partnership and deliver to each Grantor whose Option has been exercised, the Acquisition Consideration owed to such Grantor.

          (d) Notwithstanding any other provision of this Agreement, the Operating Partnership may, in its sole discretion, elect not to purchase of all or any portion of the Property Interests of any Grantor as follows:

                    (i) in the event that such Grantor either identifies in its Assignment delivered pursuant to Section 2.3(a) a breach of or other exception with respect to any of the representations, warranties or covenants contained in Article III or has otherwise breached this Agreement, or

                    (ii) in the event that all authorizations, consents or approvals of any governmental or administrative agency or authority or any third party necessary in order to purchase such Grantor's Property Interests, or there exists an order or judgment enjoining, restraining or prohibiting, or assessing substantial damages in respect of such consummation, or there shall be any action or proceeding instituted or threatened in writing to enjoin, restrain, prohibit or assess substantial damages in respect of such consummation, then, the Operating Partnership shall, in lieu of the delivery with respect to
- ----
such Grantor pursuant to clause (c)(i) above, either (A) in the case of an election not to purchase of all of such Grantor's Property Interests, notify the Escrow Agent of such election and direct the Escrow Agent to return such Grantor's Closing Documents to such Grantor, or (B) in all other cases, equitably adjust the delivery with respect to such Grantor pursuant to clause
(c)(i) above to reflect the portion of such Grantor's Property Interests with respect to which the purchase is actually being made, which adjustment shall be determined in the Operating Partnership's reasonable discretion, and shall in all events be binding upon such Grantor. The election of the Operating Partnership not to purchase all or any portion of the Property Interests of a particular Grantor shall not affect the obligations of any other Grantor hereunder.

          (e) Except as the result of a default by a Grantor hereunder, if the Closing does not occur within 30 days of the date of the Option Notice, then neither the Operating Partnership nor any Grantor shall have any obligations under the Closing Documents, the Closing Documents shall be deemed null and void ab initio and the Operating Partnership will direct the Escrow Agent to destroy
- -- ------
the Closing Documents it holds. This Agreement shall thereafter remain in effect and the Operating Partnership may thereafter exercise each Option again at any time before the Option Termination Date.

          2.3  Documents to Be Delivered at the Closing.  At or prior to the
               ----------------------------------------
Closing, each Grantor shall, directly or through the attorney-in-fact appointed pursuant to Article V hereof, execute, acknowledge where deemed desirable or necessary by the Operating Partnership, and deliver to the Escrow Agent, in addition to any other documents mentioned elsewhere herein, the following:

          (a) An assignment of such Grantor's Property Interests (the "ASSIGNMENT"), which assignment shall be in a form satisfactory to the Operating Partnership, shall contain a warranty of title that such Grantor owns such Grantor's Property Interests free and clear of all Encumbrances (as defined below) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants contained in Article III hereof, or (ii) if such reaffirmation cannot be made, identify those representations, warranties and/or covenants contained in Article III hereof (other than Section 3.9) which the Grantor can no longer make or comply with, represent that such Grantor has used reasonable efforts to take such actions as would permit the Grantor to make such representations and warranties and/or to comply with such covenants, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants contained in Article III hereof.

          (b) If requested by the Operating Partnership, in the case of any Grantor which is a corporation, partnership or trust, a certified copy of all appropriate corporate resolutions or partnership or trust actions authorizing the execution, delivery and performance by such Grantor of this Agreement and the Closing Documents.

          (c) If requested by the Operating Partnership, in the case of any Grantor which is a corporation, partnership or trust, an opinion from counsel for such Grantor in form and content reasonably acceptable to the Operating Partnership substantially to the effect that:

                    (i) such Grantor is a corporation, limited partnership, general partnership or trust duly organized, validly existing and in good standing under the laws of the state of its organization and had and has all applicable power and authority to execute, deliver and perform this Agreement and the Closing Documents;

                    (ii) the execution, delivery and performance of this Agreement and the Closing Documents, and the transactions contemplated hereby and thereby, do not: (x) constitute a breach or a violation of such Grantor's charter and/or bylaws, partnership agreement or declaration of trust, as applicable, or, to the knowledge of such counsel, any indenture, deed of trust, mortgage, loan or credit agreement or other material agreement or instrument to which such Grantor is a party or by which it or its assets or properties are bound or affected, except for such breach or violation as the Operating Partnership has represented and warranted will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing; (y) to the knowledge of such counsel, constitute a violation of any order, judgment or decree to which such Grantor is a party or by which it or any of its assets or properties are bound or affected; or
     (z) to the knowledge of such counsel, result in the creation of any lien, charge or encumbrance upon any of Grantor's assets or properties, except for Permitted Pledges (as defined below); and

                    (iii) all applicable corporate, partnership or trust action necessary for such Grantor to execute and deliver this Agreement and the Closing Documents and to perform the transactions contemplated hereby and thereby has been taken and that the same have been validly executed and delivered and are the valid and binding obligations of such Grantor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally.

          (d) An affidavit establishing an exemption from the withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended. In the event Grantor fails to provide such an affidavit, the Operating Partnership shall be entitled to withhold from the Acquisition Consideration and pay to the Internal Revenue Service the sums required to be withheld pursuant to FIRPTA (and the amount so withheld shall be paid by the Operating Partnership to the Internal Revenue Service, in order for the Operating Partnership to comply with the provisions of Section 1445 of the Internal Revenue Code of 1986 or successor similar legislation, as the same may be amended hereafter).

          (e) Any other documents, agreements or instruments as the Operating Partnership shall reasonably request in order to assign, transfer and convey such Grantor's Property Interests to the Operating Partnership and to otherwise effectuate the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation.

          2.4  Cessation of Public Offering.  If at any time the Board of
               ----------------------------
Directors of the Company determines in good faith to abandon the formation of the Company or the IPO (the date of such determination being referred to as the "CESSATION DATE"), the Operating Partnership will so advise each Grantor in writing and thereupon all parties hereto will be relieved of all obligations under this Agreement and all Closing Documents (except for obligations arising under Sections 2.5, 2.6, 3.5, 4.2 and 6.10).

          2.5  Closing Costs.  The Operating Partnership agrees to pay all of
               -------------
the closing costs, other than Grantor's legal fees, arising from the purchase of the Property Interests of each Grantor to the Operating Partnership pursuant to the exercise by the Operating Partnership of such Grantor's Option.

          2.6  Default.
               -------

          (a) If after having exercised an Option, the Operating Partnership fails to close (including a failure due to the IPO Closing not having occurred), then the Operating Partnership will pay to each Grantor the sum of $100.00 as liquidated and agreed upon damages. The parties acknowledge that it would be difficult, if not impossible, to ascertain the actual measure of each Grantor's damages in the event of the Operating Partnership's default and the parties agree that $100.00 is a fair reflection of each Grantor's damages in such event.

          (b) If any Grantor defaults with respect to its obligations under this Agreement, the Operating Partnership shall be entitled to exercise against such Grantor any and all remedies provided at law or in equity, including but not limited to, the right of specific performance. No default by any Grantor hereunder shall in any way limit or affect the obligations of all other Grantors hereunder.

          2.7  Further Assurances.  Each Grantor will, from time to time,
               ------------------
execute and deliver to the Operating Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership may reasonably request in order to effect the transactions contemplated by this Agreement, including instruments or documents deemed necessary or desirable by the Operating Partnership to effect and evidence the purchase of such Grantor's Property Interests to the Operating Partnership in accordance with the terms of this Agreement.


          ARTICLE III:  REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTORS
                        -----------------------------------------------------

          As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, each Grantor hereby severally makes to the Operating Partnership each of the representations and warranties set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to purchase of any Grantor's Property Interests to the Operating Partnership after the exercise of such Grantor's Option, such representations and warranties must be true as of the Closing Date.

          3.1  Title to Interests.  Except as set forth on Exhibit B, such
               ------------------
Grantor owns beneficially and of record, free and clear of any claim, lien, pledge (except for pledges relating to the debt or equity financing of any Property (any such pledge, a "PERMITTED PLEDGE")), voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (collectively, "ENCUMBRANCES"), and has full power and authority to convey free and clear of any Encumbrances, its Property Interests and, upon delivery of an Assignment by such Grantor conveying its Property Interests and delivery of the Acquisition Consideration by the Operating Partnership for such Property Interests as herein provided, the Operating Partnership will purchase good and valid title thereto, free and clear of any Encumbrance, except Encumbrances created in favor of the Operating Partnership by the transactions contemplated hereby. Each of such Grantor's Property Interests representing an interest in a Partnership has been validly issued and such Grantor has funded (or will fund before the same is past due) all capital contributions and advances to the Partnership in which such Property Interest represents an interest that are required to be funded or advanced prior to the date hereof and the date of the Closing. There are no agreements, instruments or understandings with respect to any of such Grantor's Property Interests except, in the case of any Property Interest constituting an interest in a Partnership, as set forth in the partnership agreement of such Partnership. Such Grantor has no interest, either direct or indirect, in any of the Partnerships or Properties except for the Property Interests identified on Exhibit B which are the subject of this Agreement. No Permitted Pledge will be in existence as of the date of the Closing, and such Grantor shall provide, at the Closing, such documentary evidence of the release of any Permitted Pledge as the Operating Partnership may reasonably request. In making the representations in this Section 3.1 regarding the absence of Encumbrances, each Grantor may assume that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of any Partnerships in which such Grantor's Property Interests represent direct or indirect interests.

          3.2  Organization; Authority; No Conflicts.  Any such Grantor which is
               -------------------------------------
not a natural person is a corporation, limited partnership, general partnership or trust duly organized, validly existing and in good standing under the laws of the state of its organization. Such Grantor has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of such Grantor pursuant to this Agreement; (ii) to perform the transactions contemplated hereby and thereby; and (iii) to transfer, assign, convey and deliver all of such Grantor's Property Interests to the Operating Partnership in accordance with this Agreement. All applicable corporate, partnership or trust action necessary for such Grantor to execute and deliver this Agreement, the Closing Documents and each other agreement, document and instrument executed by or on behalf of such Grantor pursuant to this Agreement, and to perform the transactions contemplated hereby and thereby, has been taken, or will be taken prior to the Closing Date. This Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of such Grantor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Grantor, each enforceable in accordance with its respective terms. Except for any breaches, violations or defaults which will be waived or cured, or discharged or repaid prior to or contemporaneously with the Closing, the execution, delivery and performance of this Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of such Grantor: (x) does not and will not violate such Grantor's charter and/or bylaws, partnership agreement or declaration of trust, as applicable; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to such Grantor or require such Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Grantor is a party or by which the property of such Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of any Partnership in which any Property Interest of such Grantor represents an interest. In making the representations set forth in this Section 3.2, each Grantor may assume (i) that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of Partnerships in which such Grantor's Property Interests represent direct or indirect interests and (ii) that, for purposes of making such representation as of the date hereof, any Permitted Pledge has been released.

          3.3  Litigation.  There is no litigation or proceeding, either
               ----------
judicial or administrative, pending or overtly threatened, affecting all or any portion of such Grantor's Property Interests or such Grantor's ability to consummate the transactions contemplated hereby. Such Grantor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Property Interests, which in any such case would impair such Grantor's ability to enter into and perform all of its obligations under this Agreement.

          3.4  No Other Agreements.  Such Grantor has made no agreement with,
               -------------------
and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of such Grantor's Property Interests or restricting in any way such Grantor's ability to sell such Grantor's Property Interests to the Operating Partnership or to enter into any agreement with respect to such Grantor's Property Interests. In making the representations set forth in this Section 3.4, each Grantor may assume (i) that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of the Partnerships in which such Grantor's Property Interests represent direct or indirect interests and (ii) that, for purposes of making such representations as of the date hereof, any Permitted Pledge has been released.

          3.5  No Brokers.  Such Grantor has not entered into, and covenants
               ----------
that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          3.6  Covenant to Remedy Breaches.  Each Grantor covenants to use all
               ---------------------------
reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such Grantor hereunder, (ii) to satisfy all covenants of such Grantor hereunder and (iii) to promptly clear any breach of a representation, warranty or covenant of such Grantor hereunder upon its learning of same.


          ARTICLE IV:  REPRESENTATIONS, WARRANTIES AND
                       COVENANTS OF THE OPERATING PARTNERSHIP
                       --------------------------------------

          As a material inducement to each Grantor to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to each Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties are true as of the date hereof and shall be true as of the date of the Closing.

          4.1  Authority.  The Operating Partnership is a limited partnership
               ---------
duly organized, validly existing and in good standing under the laws of the state of Delaware. The Operating Partnership has full right, authority, power and capacity: (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement; and
(ii) to perform the transactions contemplated hereby and thereby. This Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating Partnership: (x) does not and will not violate the Partnership Agreement; (y) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (government or otherwise) that has not been obtained or made and which does not remain in effect; and (z) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

          4.2  No Brokers.  The Operating Partnership has not entered into, and
               ----------
covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          4.3  Exercise of Options.  If the Operating Partnership exercises the
               -------------------
Option of any Grantor hereunder, it will exercise the Options of all Grantors hereunder, but this covenant shall in no way affect the

Operating Partnership's right, pursuant to Section 2.2(c), to elect not to purchase all or any portion of the Property Interests of any Non-Complying Grantor.

          ARTICLE V:  POWER OF ATTORNEY
                      -----------------

          5.1  Grant of Power of Attorney.  Each Grantor does hereby irrevocably
               --------------------------
appoint Steven D. Jorns, Bruce G. Wiles, Kenneth E. Barr and the Operating Partnership, and each of them individually, with full power of substitution (such person or the Operating Partnership or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT"), as the true and lawful attorney-in-fact and agent of such Grantor, to act in the name, place and stead of such Grantor:

          (a) To take for such Grantor all steps deemed necessary or advisable by the Operating Partnership in connection with the IPO, including without limitation (i) filing a registration statement and amendments thereto (the "REGISTRATION STATEMENT") under the Securities Act which describes the benefit to be received by such Grantor in connection with the formation of the Company and the offering of the Company's Common Stock, (ii) distributing a preliminary prospectus and prospectus regarding the offering of the Company's Common Stock (the "PRELIMINARY PROSPECTUS" and "PROSPECTUS") which contain such information as is deemed necessary or desirable to lawfully effect the IPO, and (iii) to take such other steps as the Attorney-in-Fact may deem necessary or advisable.

          (b) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the Closing Documents, the Partnership Agreement, any other documents relating to the purchase of such Grantor's Property Interests to the Operating Partnership, and any consents contemplated by Section 6.9 hereof) and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement and the Closing Documents as fully as could such Grantor if personally present and acting.

          The Power of Attorney granted by each Grantor pursuant to this Article V and all authority conferred hereby is granted and conferred subject to and in consideration of the interest of the Operating Partnership, the Company and the other Grantors and is for the purpose of completing the transactions contemplated by this Agreement. The Power of Attorney of each Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of such Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which such Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, such Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Each Grantor acknowledges that Steven D. Jorns, Bruce G. Wiles and Kenneth E. Barr and the Operating Partnership have, and any successor thereof acting as Attorney-in-Fact may have, an economic interest in the transaction contemplated by this Agreement. Each Grantor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney on the same terms set forth in this Article V, such execution to be witnessed and notarized.

          Each Grantor hereby acknowledges and confirms that the Power of Attorney granted by each Grantor pursuant to this Article V includes and is intended to include the power to act on behalf of such Grantor to amend this Agreement to modify the Grantor's Acquisition Consideration so that there is a change in accordance with Section 1.3 in the amount of Acquisition Consideration that such Grantor will receive in connection with the exercise by the Operating Partnership of such Grantor's Option.

          5.2  Limitation on Liability.  It is understood that each Attorney-in-
               -----------------------
Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by each Grantor hereby. Each Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the formation of the Company, the purchase of the Property Interests by the Operating Partnership, the Registration Statement, the Prospectus or any Preliminary Prospectus, nor for any aspect of the IPO, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. Each Grantor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred or in part arising out of or in connection with its acting as the Attorney-in-Fact under the Power of Attorney created by such Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. Each Grantor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership and/or the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that each Attorney-in-Fact may, without breaching any express or implied obligation to the Grantor hereunder, release, amend or modify any other Power of Attorney granted by any other Grantor hereunder or by any other person under any related agreement.

          5.3  Ratification; Third Party Reliance.  Each Grantor does hereby
               ----------------------------------
ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by such Grantor hereunder, and such Grantor authorizes the reliance of third parties on this Power of Attorney and waives its right, if any, as against any such third party for its reliance hereon.

          ARTICLE VI:  MISCELLANEOUS
                       -------------

          6.1  Amendment.  Any amendment hereto shall be effective only against
               ---------
those parties hereto who have acknowledged in writing their consent to such amendment, provided that the Operating Partnership may amend this Agreement without notice to or the consent of any Grantor for the purpose of adding additional Grantors as parties hereto or deleting Grantors as parties hereto and conforming Exhibit A in connection with such additions or deletions. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

          6.2  Entire Agreement; Counterparts; Applicable Law.  This Agreement
               ----------------------------------------------
(a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

          6.3  Assignability.  This Agreement shall be binding upon, and shall
               -------------
be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided,
                                                                 --------
however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Grantors, or by any Grantor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign
        --------
all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Grantors.

          6.4  Titles.  The titles and captions of the Articles, Sections and
               ------
paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

          6.5  Third Party Beneficiary.  No provision of this Agreement is
               -----------------------
intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Sections 5.3, 6.3 and 6.9 of
                        --------
this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

          6.6  Severability.  If any provision of this Agreement, or the
               ------------
application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

          6.7  Equitable Remedies.  The parties hereto agree that irreparable
               ------------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

          6.8  Notices; Exercise of Option.  Any notice or demand which must or
               ---------------------------
may be given under this Agreement (including the exercise by the Operating Partnership of an Option) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express); addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

               American General Hospitality Operating Partnership, L.P. c/o American General Hospitality, Inc.
               3860 West Northwest Highway, Suite 300
               Dallas, Texas 75220
               Attention: President
               Phone: (214) 352-3330
               Telecopy: (214) 351-0568

               With a copy to:

               Battle Fowler LLP
               75 East 55th Street
               New York, New York 10022
               Attention:  Steven L. Lichtenfeld, Esq.

and addressed and delivered or telecopied, in the case of a notice to a Grantor, to the address and telecopy number set forth under such Grantor's name in Exhibit A hereto.

          6.9  Waiver of Rights; Consents with Respect to Partnership Interests.
               ----------------------------------------------------------------

          (a) Each Grantor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of any dividend or distribution in the form of Property Interests) may conflict with, and may not have been contemplated by, the partnership agreement of one or more Partnerships in which one or more of such Grantor's Property Interests represent a direct or indirect interest or another agreement among one or more holders of such Property Interests or one or more of the partners of any such partnership. With respect to each Partnership in which a Property Interest of a Grantor represents a direct or indirect interest, each Grantor expressly gives all Consents (and any consent necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to such partnership (as such terms are defined below).

          As used herein, the term "CONVEYANCE ACTION" means, with respect to any Partnership having a direct or indirect ownership interest in any Property,
(i) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a Grantor hereunder) of its direct or indirect interest in such partnership to the Operating Partnership or the Company or to another person in connection with the formation of the Operating Partnership or the Company, or (ii) the entering into by any such partner or holder of any agreement relating to (x) the formation of the Operating Partnership or the Company or (y) the direct or indirect acquisition by to the Operating Partnership or the Company of any such direct or indirect interest, or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to any person of a direct or indirect interest in such partnership, the entering into any agreement with any person that grant to such person the right to purchase a direct or indirect interest in such partnership, and the giving of the Consents and Waivers contained in this Section 6.9 or consent or waivers similar thereto in form or purpose. As used herein, the term "CONSENTS" means, with respect to any such partnership, any consent necessary or desirable under the partnership agreement of such partnership or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein (i) to permit any and all Conveyance Actions relating to such partnership or to amend such partnership agreement and/or other agreements so that no provision thereof prohibit, restricts, impairs or interferes with any Conveyance Action (such amendment to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for other than cash), (ii) to admit the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner or general partner of such partnership upon the Operating Partnership's acquisition of a limited or general partner interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to adopt any amendment as may be deemed desirable by the Operating Partnership, either simultaneously with or immediately prior to the acquisition of a limited or general partnership interest therein, and (iv) to continue such partnership following the transfer of interests therein to the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above). As used herein, the term "WAIVERS" means, with respect to a partnership of which a Property Interest of a Grantor represents a direct or indirect interest, the waiving of any and all rights that such Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Grantor or other person upon the occurrence of, a Conveyance Action relating to such partnership, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interest of another partner in such partnership or to sell such Grantor's or other person's direct or indirect interest therein to another partner, rights to sell such Grantor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such partnership because of such Conveyance Action. Each Grantor further agrees that such Grantor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a partnership in which a Property Interest of such Grantor represents a direct or indirect interest. The Waivers and Consent contained in this Section 6.9 shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

          (b) Each Grantor by its execution hereof (i) with respect to each Partnership in which a Property Interest owned by such Grantor represents a direct or indirect interest therein, gives such consent as is necessary to cause each Partnership, as applicable, to have authority to transfer all or substantially all of the assets of such Partnership to the Operating Partnership on such terms and conditions as such Partnership and the Operating Partnership may agree; and (ii) agrees that such Grantor's Acquisition Consideration may be reduced to reflect such direct transfer of assets and the consequent receipt of cash and other consideration directly by such Partnership, provided that the total consideration to be received by such Grantor either directly hereunder or indirectly through the receipt of distributions from a Partnership shall equal Grantor's Acquisition Consideration.

          (c) Each Grantor by its execution hereof gives such consent as is necessary to cause, with respect to the partnership agreement of each partnership in which a Property Interest of such Grantor represents directly or indirectly, a limited partner or general partner interest, an amendment thereto to enable such partnership, to the extent permissible under applicable law, (i) to admit the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner therein and/or a substitute general partner therein if the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) by the exercise of the Grantor's Option acquires a limited partnership interest or a general partnership interest in such partnership, (ii) to redeem the interest of any other partner therein who has not agreed to become a party to this Agreement,
(iii) to distribute to all partners thereof, including any partner who has not agreed to become a party to this Agreement, OP Units and cash (in such proportions to each partner therein as the general partner or general partners thereof may determine, provided that such Grantor receives as a result of all such distributions and the direct payment of consideration hereunder, the amount of cash that is in conformity with the Acquisition Consideration of such Grantor provided for herein), and thereafter, at the Operating Partnership's option, to dissolve, and (iv) any such other amendment as the Operating Partnership may deem desirable, provided that such amendment occurs simultaneously with or immediately prior to the acquisition of the applicable partnership interest and, provided further, that such amendment will not result in any increased liability on the part of any Grantor hereunder or under the applicable partnership agreement. The Attorney-in-Fact may on behalf of each Grantor execute such consents, amendments or other instruments as it deems necessary or desirable in connection with the foregoing.

          6.10 Confidentiality.  Each Grantor shall treat as strictly
               ---------------
confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed a Registration Statement with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel to such Grantor who agree to keep such terms confidential. Grantor shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate same only to counsel to such Grantor who agree to keep such information confidential.

          6.11 Computation of Time.  Any time period provided for herein which
               -------------------
shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

          6.12 Survival.  It is the express intention and agreement of the
               --------
parties hereto that the representations, warranties and covenants of each Grantor set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

          6.13 Time of the Essence.  Time is of the essence with respect to all
               -------------------
obligations of Grantor under this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                   OPERATING PARTNERSHIP:

                                   AMERICAN GENERAL HOSPITALITY OPERATING
                                   PARTNERSHIP, L.P.

                                   By:    AGH GP, INC.,
                                          its general partner



                                          By: /s/ Bruce G. Wiles
                                              --------------------------------
                                              Name:  Bruce G. Wiles
                                              Title: Executive Vice President

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:                       /s/ Sabana Grande, SA.
                                        -----------------------------------
                                         Name of Grantor


                                          By: /s/ THOMAS J. CORCORAN
                                             -----------------------------
                                              Name:  Thomas J. Corcoran, Jr.
                                              Title: Attorney-in-Fact


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals hereunder pursuant to Article V.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned (the "Grantor"), by this power of attorney ("Power of Attorney"), does hereby irrevocably appoint Thomas J. Corcoran, Jr. with full power of substitution and resubstitution, for him, in any and all capacities, (or any successor to Thomas J. Corcoran, Jr. acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-in-Fact"), as the true and lawful attorney-in-fact and agent of the Grantor, to act in the name, place and stead of the Grantor to enter into, make, execute, acknowledge and deliver an option agreement relating to the contribution of the Grantor's partnership interest in DFW South I Limited Partnership to American General Hospitality Partnership, L.P. for CASH.

     The Power of Attorney of the Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of the Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by the Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof.

     It is understood that the Attorney-in-Fact will not assume any responsibility or liability to any person by virtue of the Power of Attorney granted hereby.




                                     /s/ ARTURO MONTEALGRE
                                     ----------------------------
                                     Name: Arturo Montealgre, President
                                           Sabana Grande SA

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of ________, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:                        /s/ Brad Corbett
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned (the "Grantor"), by this power of attorney ("Power of Attorney"), does hereby irrevocably appoint Thomas L. Wiese with full power of substitution and resubstitution, for him, in any and all capacities, (or any successor to Thomas L. Weise acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-in-Fact"), as the true and lawful attorney-in-fact and agent of the Grantor, to act in the name, place and stead of the Grantor to enter into, make, execute, acknowledge and deliver an option agreement relating to the contribution of the Grantor's partnership interest in DFW South I Limited Partnership to American General Hospitality Partnership, L.P. for CASH.

     The Power of Attorney of the Grantor granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of the Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by the Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof.

     It is understood that the Attorney-in-Fact will not assume any responsibility or liability to any person by virtue of the Power of Attorney granted hereby.




                                     /s/ BRAD CORBETT
                                     ----------------------------
                                     Name: Brad Corbett, President
                                           S & B Technical Products, Inc.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 29, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:                       /s/ AJG FAMILY LIMITED PARTNERSHP
                                        -----------------------------------
                                         Name of Grantor


                                          By: /s/ Alan J. Gold
                                             -----------------------------
                                              Name:
                                              Title: General Partner


        Address of Grantor:              8115 PRESTON ROAD    SUITE 240
                                        -----------------------------------
                                         DALLAS, TEXAS 75225
                                        -----------------------------------

                                        -----------------------------------


                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:         /s/ Hervey A. Feldman
                                        -----------------------------------
                                         Name: Hervey A. Feldman



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


               By the Grantor's execution of this Omnibus Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals hereunder pursuant to Article V.


Percentage to be paid in Cash       50%
                                  ----
Percentage to be paid in OP Units   50%
                                  ----

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of May 3, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:         /s/ MARTIN L. PRICE
                                        -----------------------------------
                                         Name:



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:
                               --------------------------------------------

                               --------------------------------------------

                               --------------------------------------------



                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Operating Partnership, L.P. and such Grantors, dated as of April 30, 1996 hereby
                                                           --------
becomes a party to such Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:        -------------------------------------
                                                Name:

        Signature line for trusts,
        partnerships and other
        entities                        Schrader Family Trust
                                       ---------------------------------------
                                                Name of Grantor


                                       By: /s/ Dorothy M. Schrader
                                           --------------------------
                                          Name:  /s/ Martin C. Schrader
                                          Title: Co Trustee

        Address of Grantor:            ---------------------------------------

                                       ---------------------------------------

                                       ---------------------------------------


                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnership hereunder pursuant to Article V.

                            GRANTOR SIGNATURE PAGE

        The undersigned, desiring to become one of the within named Grantors to that certain Omnibus Option Agreement by and among American General Hospitality Partnership, L.P. and such Grantors, dated as of April 26, 1996 hereby becomes a party to such Omnibus Option Agreement. The undersigned agrees that this signature page may be attached to any counterpart of said Omnibus Option Agreement.

        Signature line for Grantors
        who are natural persons:         /s/ Pin N. HWang
                                        -----------------------------------
                                         Name: Pin N. HWang



        Signature line for trusts,
        partnerships and other
        entities:
                                        -----------------------------------
                                         Name of Grantor


                                          By:
                                             -----------------------------
                                              Name:
                                              Title:


        Address of Grantor:              360 E. Randolph # 3006
                                        -----------------------------------
                                         Chicago, Illinois 60601
                                        -----------------------------------

                                        -----------------------------------



                   By the Grantor's execution of this Option
         Agreement, the Grantor grants a Power of Attorney to certain individuals and to the Operating Partnerrshi hereunder pursuant to Article V.

Percentage to be paid in Cash       50%
                                  ----
Percentage to be paid in OP Units   50%
                                  ----

                                                                       EXHIBIT C

     The Adjustment Provisions set forth herein are substantially in the form as Sections 10.8 through 10.12 of Article 10 (the "Article 10 Provisions") of that certain Contribution Agreement, by and among DFW South Acquisition Corporation, American General Hospitality, Inc., and the Operating Partnership, dated on or about the 26th of April, 1996. It is the intention of the parties that the adjustments contemplated in Section 1.4 shall be made in accordance with the
Article 10 Provisions.

ADJUSTMENT PROVISIONS
- ---------------------


          10.8  Prorations and Adjustments.  It is the parties' intention that
                --------------------------
the prorations and adjustments conform in substance to those that would be made in a sale of real property as set forth herein. All such prorations shall be netted against each other and the new amount shall be paid in cash to Sellers (in which case, a GP shall receive such amount and shall distribute to Sellers each Seller's Share of such amount) or to the Partnership (in which case, DFWGP shall pay such amount and shall seek reimbursement of each Seller's Share from each of the Sellers), as the case may be, by the wire transfer of Federal funds on the Closing Date. As used in this Article 10, Seller's Share shall mean each Seller's percentage share equal to its percentage share of the Aggregate Purchase Price as determined pursuant to the applicable provisions of the Amended and Restated Agreement of Limited Partnership of DFWS. At Closing, the following items of revenue and expense shall be prorated as of 12:01 A.M. on the Closing Date:

          (a) Hotel Taxes.  Real estate taxes, personal property or use taxes
              -----------
and sewer rents, on the basis of the best available estimates for such taxes and rents that will be due and payable on the Hotel for the calendar year in which the Closing occurs;

          (b) Operating Costs.  All utility costs and expenses and other costs
              ---------------
and expenses of operating the Hotel which are reasonably capable of proration, including but not limited to all salaries, compensation, sick pay, vacation pay, other accrued benefits of Hotel employees and other expenses which are charged to Sellers under the Managing Agreement;

          (c) Service Contracts and FF&E Leases.  Amounts paid or payable under
              ---------------------------------
the Service Contracts and FF&E Leases;

          (d) Lease Rents.  Rents and other revenues under Leases;
              -----------

          (e) Debt Interest.  Interest due and payable on the Debt;
              -------------

          (f) Revenues.  Guest, convention, room, food, beverage, and all other
              --------
charges and revenues for services rendered and the operation of all departments of the Hotel, including, but not limited to, advance payments under booking agreements for rooms, facilities and services of the Hotel and any other revenues, as and when collected, provided, however, that food, room service and restaurant revenue shall be read, measured (and tapes preserved) and apportioned as of 2:00 a.m. on the Closing Date. Each Seller's Share of the final night's room revenue (revenue from rooms occupied on the evening preceding the Closing
Date) less a sum equal to all room maid services with respect thereto shall be the property of each of Sellers. All cash, checks, and other funds, and all other notes, security and other evidence of indebtedness located at the Hotel as of 2:00 a.m. on the Closing Date and balances on deposit to the credit of DFWS with banking institutions are and shall remain the property of Sellers and are not included in this sale (except for the guest (tray) ledger for guests staying in the Hotel on the Closing Date which will be paid for by the Partnership);

          (g) Miscellaneous.  Fees and expenses for music, entertainment, trade
              -------------
association dues, trade, newspaper and other periodical subscriptions, coin machine income, and washroom and checkroom income;

          (h) Food and Liquor.  The value of the food and liquor inventory in
              ---------------
unopened containers;

          (i) Deposits.  Deposits as provided in Section 2.1(g);
              --------

          (j)  Escrow and Operating Accounts.  The amount, if any, held in any
               -----------------------------
tax and insurance escrow with Bank relating to the Debt, and the amount of the net balance, if any, in any operating account maintained (and retained) by the Partnership relating to the Hotel; and

          (k) Current Assets and Liabilities.  If, after the prorations to be
              ------------------------------
made pursuant to the preceding subparagraphs, (x) the sum of all cash and cash equivalents, investments, accounts receivable, prepaid expenses and deposits and other assets generally recognized as current assets owned by Sellers, exceeds or is less than (y) the sum of all accounts payable, accrued real estate taxes, accrued interest, other accrued expenses and other liabilities generally recognized as current liabilities owed by Sellers, the net cash prorations under this Section shall be increased or decreased, as the case may be, by such excess or deficiency; provided, however, that each of Sellers shall remain responsible for each Seller's Share of the payment of all accounts payable and other pre-Closing liabilities of DFWS relating exclusively to periods prior to the Closing Date and each of Sellers shall be entitled to receive each Seller's Share of all accounts receivable relating exclusively to such period, and no prorations will be made with respect thereto.

          10.9  Capital Improvement Plan.  The parties acknowledge that there is
                ------------------------
currently in place a capital improvement plan ("CIP") at the Hotel to which DFWS has committed to spending $800,000. The portion of that $800,000 that has not been expended or placed in escrow in accordance with the CIP by the Closing Date shall be credited at Closing to the Partnership as part of the prorations provided for in the preceding Section.

          10.10  Sales Tax.  Each Seller's Share of all sales, use and occupancy
                 ---------
taxes, if any, due or to become due in connection with revenues received from the Hotel prior to the Closing Date will be paid by each of Sellers. All sales, use and other transfer taxes, if any, payable as a result of the conveyance of the Interest to Partnership will be paid by the Partnership. Each of Sellers shall be entitled to receive each Seller's Share of any rebates or refunds on taxes paid by DFWS prior to the Closing.

          10.11  Document Recordation and Transfer Costs.  Sellers and
                 ---------------------------------------
Partnership shall bear equally the escrow fee and other charges payable to the Title Company, except that the premium payable to the Title Company for the Revised Coverage shall be paid pursuant to the terms of Article 4, above. Each of Sellers shall pay each Seller's Share of any costs or transfer taxes in conjunction with the conveyance of the Interests. The cost of preparing or obtaining documents to be delivered by Partnership or REIT to DFWGP pursuant to this Agreement shall be paid by Partnership. The cost of preparing or obtaining other documents to be delivered by Sellers to Partnership pursuant to this Agreement shall be paid by Sellers. Any other costs of Closing shall be borne in accordance with local custom in Dallas, Texas.

          10.12  Reconciliation and Final Payment.  Prior to Closing, Sellers
                 --------------------------------
and Partnership shall reasonably cooperate to make a preliminary determination of the prorations required hereunder, and at Closing all such adjustments and prorations shall be based on those estimated numbers. After Closing, Sellers and Partnership shall reasonably cooperate to make a final determination of such prorations. Upon the final reconciliation of the prorations under this Article, but in any event not later than ninety (90) days following Closing, the party which owes the other party any sums hereunder shall pay such party such sums within ten (10) days after the reconciliation of such sums. The obligations to calculate such prorations, make such reconciliations and pay any such sums shall survive the Closing.